UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2023, the Company held its Annual Meeting of Shareholders at its offices in Hampton, NH. As of the record date for the meeting, the Company had 16,082,619.00 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 14,165,224.18 shares, or 88.08%, were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

Proposal 1: To elect four directors in Class II, nominated by the Company’s Board of Directors, each to serve a three-year term. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Neveen F. Awad	11,874,665.62	307,231.56	1,983,327.00	0
Winfield S. Brown	11,830,399.61	351,497.57	1,983,327.00	0
Mark H. Collin	11,341,891.93	840,005.25	1,983,327.00	0
Michael B. Green	11,286,137.11	895,760.07	1,983,327.00	0

All of the directors listed above were elected as directors at the meeting.

Proposal 2: To elect one director in Class I, nominated by the Company’s Board of Directors, to serve an initial term of two years. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Anne L. Alonzo	11,924,493.87	257,403.31	1,983,327.00	0

The director listed above was elected as a director at the meeting.

Proposal 3: To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
13,919,060.98	192,456.26	53,706.94	0	0

Proposal 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
11,825,693.43	288,163.64	68,040.11	1,983,327.00	0

Proposal 5: On an advisory basis, as to whether future approval, on an advisory basis, of the compensation of the Company’s named executive officers should occur every one, two or three years. The final vote was as follows:

No. of Shares
One Year	Two Years	Three Years	Abstain	Broker Non Vote
11,326,781.51	52,621.83	743,769.54	58,724.30	1,983,327.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Daniel J. Hurstak
Daniel J. Hurstak
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 2, 2023